Prepaid expenses and other assets (current)	6 Months Ended
Jun. 30, 2022
Prepaid expenses and other assets (current)
Prepaid expenses and other assets (current)

9. Prepaid expenses and other assets (current)

Prepaid expenses and other current assets as of June 30, 2022 amounted to EUR 70,968k (December 31, 2021: 49,244k) and mainly include receivables for the GSK compensation of EUR 45,801k (December 31, 2021; EUR 0k). For more details we refer to note 3.6. In addition, other assets include further prepayments for material in the amount of EUR 4,653k (December 31, 2021:EUR 5,724k) and tax claims against the tax authorities of EUR 15,160k (December 31, 2021: EUR 35,234k). These net amounts of VAT refund claims and VAT payables do not bear interest and are reported to the tax authorities on a monthly basis.